UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

       Date of Report (Date of earliest event reported):
             March 8, 2005 (February 25, 2005)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                 (Commission File Number)

        Delaware                         74-2982117
(State or Other Jurisdiction            (IRS Employer
     of Incorporation)                Identification No.)

     401 Whitney Avenue, Suite 400
          Gretna, Louisiana                70056-2596
(Address of Principal Executive Offices)    (Zip Code)

   Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c)


Item 7.01 Regulation FD Disclosure.

As previously reported, on January 7, 2005, Torch Offshore, Inc. (the "Company") and its wholly owned subsidiaries, Torch Offshore, L.L.C. and Torch Express, L.L.C., filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") to facilitate a restructuring of their debt. The cases were consolidated for the purpose of joint administration and were assigned cased number 05-10137. The Company continues to operate its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the U.S. Bankruptcy Code.

On February 25, 2005, the Company and its wholly owned subsidiaries filed their monthly operating reports for the period January 8, 2005 through January 31, 2005 with the
Bankruptcy Court (collectively, the "Monthly Operating
Reports"). The Monthly Operating Reports are on an unconsolidated basis and therefore not comparable to the Company's previous annual and quarterly reports. A copy of the Monthly Operating Reports is furnished hereunder as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

Cautionary Statements Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports were not audited or reviewed by independent accountants, are as prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Reports are complete.

The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number                Description
--------------            ------------------
  99.1 Torch Offshore, Inc. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.

  99.2 Torch Offshore, L.L.C. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.

  99.3 Torch Express, L.L.C. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: March 8, 2005               -------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number                Description
--------------          ----------------------
  99.1 Torch Offshore, Inc. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.

  99.2 Torch Offshore, L.L.C. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.

  99.3 Torch Express, L.L.C. Monthly Operating Report for the period January 8, 2005 through January 31, 2005.


EXHIBIT 99.1
                      Monthly Operating Report
                               Chapter 11

Case Names: Torch Offshore, Inc.(05-10137)

For Period: 1/8/2005 to  1/31/2005


Form      Previously
Attached      Waived       Required Reports/Documents
--------    ----------   -----------------------------------
( X )         (  )      Comparative Balance Sheet (Form 2-B)

( X )         (  )      Profit and Loss Statement (Form 2-C)

( X )         (  )      Cash Receipts & Disbursements
                        Statement (Form 2-D)

( X )         (  )      Supporting Schedules (Form 2-E)

( X )         (  )      Narrative (Form 2-F)

( X )         (  )      Copies of Bank Statements and
                        Reconciliations of Bank Balance to
                        Book Balance for all Accounts



I declare under penalty of perjury that the following
Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date:  2/25/2005    By: /s/ Robert E. Fulton
       ---------            --------------------
                            (Robert Fulton -
                             Chief Financial Officer)


                         Comparative Balance Sheet
                         -------------------------
Case Names:    Torch Offshore, Inc. (05-10137)

                                    UNCONSOLIDATED AND UNAUDITED

                                       As of             As of
                                     1/7/2005          1/31/2005
                                    ----------        -----------
ASSETS
  CURRENT ASSETS:
   Cash                            (414,862.65)      (136,944.19)
   Due from affiliates          140,610,363.44    141,914,650.59
   Accounts receivable-
      Trade, Net                  5,996,248.36      5,513,996.30
      Other                       1,510,412.34              -
   Costs and estimated earnings
    in excess of billings on
    uncompleted contracts            55,306.00        116,224.74
   Prepaid expenses and other     1,823,694.11      1,918,819.48
                                --------------    --------------
      Total current assets      149,581,161.60    149,326,746.92
                                --------------    --------------

 PROPERTY AND EQUIPMENT,at cost  25,918,255.91     25,951,198.70
 Less: Accumulated Depreciation   2,828,709.23      3,006,152.54
                                --------------    --------------
    NET PROPERTY AND EQUIPMENT   23,089,546.68     22,945,046.16
                                --------------    --------------

 DEFERRED DRYDOCKING CHARGES              -                 -

 OTHER ASSETS                       257,735.15        251,672.17
                                --------------    --------------

      Total assets              172,928,443.43    172,523,465.25
                                ==============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

POST-PETITION LIABILITIES
    Accounts payable - trade              -            85,431.59
    Accrued expenses                      -         1,024,794.50
    Accrued payroll and
     related taxes                        -           838,358.39
    Other                                 -             2,616.45
                                --------------    --------------
TOTAL POST-PETITION LIABILITIES           -         1,951,200.93
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Accounts payable - trade     10,265,679.77     10,265,679.77
    Accrued expenses              4,819,162.69      4,740,526.71
    Accrued payroll and
     related taxes                  314,428.72              -
    Financed insurance premiums           -                 -
    Billings in excess of costs
     and estimated earnings on
     unbilled contracts                   -                 -
    Finance Facility             78,480,670.81     78,480,670.81
    Long-term debt               14,501,863.55     14,500,840.69
    Non-revolving line of credit  4,854,535.00      4,854,535.00
    Receivable line of credit    14,591,971.16     14,591,971.16
                                --------------    --------------
 Total pre-petition
   current liabilities          127,828,311.70    127,434,224.14
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Long-term debt, less
     current portion                      -                  -
    Other long-term liabilities           -                  -
                                --------------    --------------
Total pre-petition long-
  term liabilities                        -                  -
                                --------------    --------------
Total liabilities               127,828,311.70    129,385,425.07
                                --------------    --------------

STOCKHOLDERS' EQUITY:
 Common stock                       133,960.56        133,960.56
 Preferred stock                          -                 -
 Paid-in-capital                 85,617,725.99     85,617,725.99
 Treasury stock                  (4,258,064.76)    (4,258,064.76)
 Deferred compensation             (227,718.45)      (219,128.00)
 Retained earnings
   Through filing date          (36,165,771.61)   (36,165,771.61)
   Post filing date                       -        (1,970,682.00)
                                --------------    --------------
Total stockholders' equity       45,100,131.73     43,138,040.18
                                --------------    --------------
Total liabilities and
  stockholders' equity          172,928,443.43    172,523,465.25
                                ==============    ==============


                       Profit and Loss Statement
                       -------------------------

Case Names: Torch Offshore, Inc. (05-10137)

                     UNCONSOLIDATED AND UNAUDITED

                                       Period of
                                    1/8/05 - 1/31/05
                                    ----------------

REVENUES                                 763,379.00

COST OF REVENUES

    Cost of Sales                      1,781,558.00
                                       ------------
GROSS PROFIT (DEFICIT)                (1,018,179.00)

    Depreciation & Amortization          184,828.00

    General and Administrative Expenses  266,948.00

    Other Operating Cost                       -
                                       ------------

     TOTAL COST OF  REVENUES             451,776.00
                                       ------------

OPERATING INCOME (LOSS)               (1,469,955.00)
                                       ------------
OTHER INCOME (EXPENSE)
    Interest expense                    (500,727.00)
    Interest income                            -
                                       ------------
      Total other income (expense)      (500,727.00)
                                       ------------

INCOME (LOSS) BEFORE INCOME TAXES     (1,970,682.00)
                                       ------------

INCOME TAX EXPENSE                             -
                                       ------------

NET INCOME(LOSS)                      (1,970,682.00)
                                       ============


                  Cash Receipts and Disbursements Statement
                  -----------------------------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005

Cash Reconciliation

1. Beginning Cash Balance                            (414,862.65)

2. Cash Receipts                      724,687.86

3. Cash Disbursements                 446,769.40

4. Net Cash Flow                                      277,918.46
                                                      ----------
5. Ending Cash Balance                               (136,944.19)
                                                      ==========

Cash Summary - Ending Balance

Account Name      Account #       Amount   Financial Institution
---------------   ------------ ----------- ---------------------
Payroll Account   41-0508-1335     (153.31) Regions Bank

Employee Benefit  41-0508-2285 (176,790.88) Regions Bank
Account

Cash Collateral   41-0517-6247        -     Regions Bank
Account

Cash Collateral   41-0517-6255        -     Regions Bank
Account

Cash Collateral   41-0517-6263        -     Regions Bank
Account

Nigeria Account        n/a       40,000.00  n/a
                                ----------
                       Total   (136,944.19)
                                ==========


                      Quarterly Fee Summary
                      ---------------------

Case Names: Torch Offshore, Inc. (05-10137)

                          Cash Disbursements
            Payment Date Torch Offshore, Inc. Check No.  Date
                             (05-10137)
            ------------ -------------------- ---------  ----
            January           446,769.40
            February
            March
                              ----------
            Total 1st Quarter 446,769.40
                              ----------
            Quarterly Fee Due   3,750.00
                              ----------
            April
            May
            June
                              ----------
            Total 2nd Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------

            July
            August
            September
                              ----------
            Total 3rd Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------

            October
            November
            December
                              ----------
            Total 4th Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------


               Cash Receipts and Disbursements Statement
               -----------------------------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005


Cash Receipts Journal

Date       Payee           Account         Amount    Description
                                                     (Source)
--------- -------------   ---------------- ------    -----------
1/28/2005 David Gray      Employee Benefit     48.47
                          Account
1/28/2005 David Gray      Employee Benefit    706.46
                          Account
1/28/2005 Michael Nelson  Employee Benefit    546.90
                          Account
1/28/2005 Michael Nelson  Employee Benefit     39.09
                          Account
1/28/2005 Michael Nelson  Employee Benefit    706.46
                          Account
1/28/2005 Michael Nelson  Employee Benefit     48.47
                          Account
1/28/2005 Ronny Wagner    Employee Benefit     45.42
                          Account
1/28/2005 Donald Breaux   Employee Benefit   1412.92
                          Account
1/28/2005 Script Care     Employee Benefit    741.99
                          Account
1/28/2005 Jasper Clark    Employee Benefit    116.65
                          Account
1/28/2005 Elvie Ronquillo Employee Benefit    232.56
                          Account
1/28/2005 Elvie Ronquillo Employee Benefit     27.35
                          Account
1/28/2005 L. Buras        Employee Benefit    706.46
                          Account
1/26/2005 TOL             Employee Benefit253,605.16 Intercompany
                          Account                     Transfer
1/14/2005 TOL             Payroll Account  33,521.62 Intercompany
                                                      Transfer
1/20/2005 TOL             Payroll Account 421,181.88 Intercompany
                                                      Transfer
1/25/2005 TOL             Payroll Account  11,000.00 Intercompany
                                                      Transfer
                                          ----------
                    Total Cash Receipts   724,687.86
                                          ==========


                Cash Receipts and Disbursements Statement
                -----------------------------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005

Cash Disbursements Journal

    Date      Check No. Payee            Amount   Description
                                                   (Source)
    --------- -------- -------         ---------- -----------
    1/20/2005  Various Torch Employees 385,601.41 Torch Payroll
                       Direct Deposits             Checks via DD
    1/10/2005    79240 Torch Employee      124.32 Torch Payroll Check

    1/10/2005    29241 Torch Employee      248.65 Torch Payroll Check

    1/10/2005    79242 Torch Employee      213.11 Torch Payroll Check

    1/10/2005    79243 Torch Employee      277.05 Torch Payroll Check

    1/10/2005    79244 Torch Employee      418.41 Torch Payroll Check

    1/21/2005    79245 Torch Employee    2,676.96 Torch Payroll Check

    1/21/2005    79246 Torch Employee    2,450.63 Torch Payroll Check

    1/21/2005    79247 Torch Employee      685.83 Torch Payroll Check

    1/21/2005    79248 Torch Employee    1,369.12 Torch Payroll Check

    1/21/2005    79249 Torch Employee      244.84 Torch Payroll Check

    1/21/2005    79250 Torch Employee    1,557.03 Torch Payroll Check

    1/21/2005    79251 Torch Employee      579.72 Torch Payroll Check

    1/21/2005    79252 Torch Employee      374.24 Torch Payroll Check

    1/21/2005    79253 Torch Employee      783.43 Torch Payroll Check

    1/21/2005    79254 Torch Employee      235.84 Torch Payroll Check

    1/21/2005    79255 Torch Employee      824.65 Torch Payroll Check

    1/21/2005    79256 Torch Employee    2,563.20 Torch Payroll Check

    1/21/2005    79257 Torch Employee      757.64 Torch Payroll Check

    1/21/2005    79258 Torch Employee    1,228.41 Torch Payroll Check

    1/21/2005    79259 Torch Employee    2,479.05 Torch Payroll Check

    1/21/2005    79260 Torch Employee    3,301.46 Torch Payroll Check

    1/21/2005    79261 Torch Employee    1,488.66 Torch Payroll Check

    1/21/2005    79262 Torch Employee    1,638.60 Torch Payroll Check

    1/21/2005    79263 Torch Employee    1,145.75 Torch Payroll Check

    1/21/2005    79264 Torch Employee    1,697.41 Torch Payroll Check

    1/21/2005    79265 Torch Employee    1,814.66 Torch Payroll Check

    1/21/2005    79266 Torch Employee      509.97 Torch Payroll Check

    1/21/2005    79267 Torch Employee      703.16 Torch Payroll Check

    1/21/2005    79268 Torch Employee    1,413.80 Torch Payroll Check

    1/21/2005    79269 Torch Employee    1,410.42 Torch Payroll Check

    1/21/2005    79270 Torch Employee    1,645.99 Torch Payroll Check

    1/21/2005    79275 Torch Employee      903.14 Torch Payroll Check

    1/21/2005    79276 Torch Employee      921.61 Torch Payroll Check

    1/21/2005    79277 Torch Employee    1,290.32 Torch Payroll Check

    1/21/2005    79278 Torch Employee      704.15 Torch Payroll Check

    1/21/2005    79279 Torch Employee      730.61 Torch Payroll Check

    1/21/2005    79280 Torch Employee    1,070.33 Torch Payroll Check

    1/21/2005    79281 Torch Employee      867.32 Torch Payroll Check

    1/21/2005    79282 Torch Employee    1,304.21 Torch Payroll Check

    1/21/2005    79283 Torch Employee    1,304.10 Torch Payroll Check

    1/21/2005    79284 Torch Employee      207.21 Torch Payroll Check

    1/21/2005    79285 Torch Employee    1,159.51 Torch Payroll Check

    1/21/2005    79286 Torch Employee    1,229.41 Torch Payroll Check

    1/21/2005    79287 Torch Employee    1,396.40 Torch Payroll Check

    1/21/2005    79288 Torch Employee      365.03 Torch Payroll Check

    1/18/2005    20483 Children's Clinic    33.16 Employee Benefit
                        of SW LA, Inc              Check

    1/18/2005    20484 CHMPC 8298          125.84 Employee Benefit
                                                   Check

    1/18/2005    20516 Fleur de Lis      2,048.62 Employee Benefit
                         OB/GYN                    Check

    1/18/2005    20534 Broussard & Company 500.00 Employee Benefit
                                                   Check

    1/21/2005    20538 Internal Medicine          Employee Benefit
                        Clinic Houma        69.28  Check

    1/25/2005    20554 Carl T. Stirling     31.39 Employee Benefit
                                                   Check
    1/25/2005    20555 Chiropractic Clinic        Employee Benefit
                        of Gretna           55.15  Check

    1/27/2005    20562 Alfredo Botero, MD   25.00 Employee Benefit
                                                   Check

    1/27/2005    20565 Cotton D. Feray, MD  23.25 Employee Benefit
                                                   Check

    1/27/2005    20567 Jose M. Marina, MD   14.04 Employee Benefit
                                                   Check

    1/27/2005    20569 Michael R. Melancon,       Employee Benefit
                         MD                 70.00  Check

    1/27/2005    20571 Quest Daignostics    90.08 Employee Benefit
                                                   Check

    1/27/2005    20572 Ochsner Clinic       81.00 Employee Benefit
                         Slidell                   Check

    1/27/2005    20576 Southeast Neuroscience     Employee Benefit
                      Center                73.00  Check

    1/27/2005    20577 Stephen D. Goodwin,        Employee Benefit
                         MD                 14.04  Check

    1/27/2005    20583 Melvin Gitlin, MD   332.00 Employee Benefit
                                                   Check

    1/27/2005    20585 Thomas R. Donner      1.00 Employee Benefit
                                                   Check

    1/27/2005    20586 Richard G. Carney    92.00 Employee Benefit
                                                   Check

    1/27/2005    20589 Chandra           2,561.56 Employee Benefit
                         Higginbotham              Check

    1/31/2005    20590 Anesthesia Conslt          Employee Benefit
                        of the South       696.15  Check

    1/31/2005    20591 Bruno U. K. Steiner        Employee Benefit
                        Rehab Clinc        157.50  Check

    1/31/2005    20592 Children's Medical         Employee Benefit
                         Center             45.82  Check

    1/31/2005    20593 Drs Haydel, Haydel &       Employee Benefit
                        Spencer            195.30  Check

    1/31/2005    20594 Internal Medicine          Employee Benefit
                        Assoc. Houma        89.32  Check

    1/31/2005    20595 Stephen D. Goodwin,        Employee Benefit
                        MD               2,932.84  Check

    1/31/2005    20600 West Jefferson             Employee Benefit
                        Medical Center     138.24  Check

    1/31/2005    20602 Melvin Gitlin, MD   316.80 Employee Benefit
                                                   Check

    1/31/2005    20603 E. Marie Mendenhall, 40.25 Employee Benefit
                         MD                        Check
                                        ----------
          Total Cash Disbursements      446,769.40
                                        ==========


                         Supporting Schedules
                         --------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005

Post-Petition Accounts Payable Aging Report
                                                     31-60  Over 90
                                                     -----  -------
                    Type                     0-30       61-90
-------------------------------------------- ----       -----
Vendor 003 / A R T  CATERING, INC  Type:
CATERI                                       9,827.54  -  -   -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC.
Type: RENTAL                                10,867.88  -  -   -
Vendor 083 / DIVERS SUPPLY, INC
                                                76.12  -  -   -
Vendor 120 / GRAND RENTAL
                                             1,680.00  -  -   -
Vendor 243 / SAMSON INDUSTRIAL
                                               452.40  -  -   -
Vendor 256 / SOUTHLAND STEEL & SUPPLY
                                             1,280.60  -  -   -
Vendor 276 / VACCO MARINE, INC.
                                             2,065.50  -  -   -
Vendor 907 / DOUSSAN
                                             1,900.97  -  -   -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.
                                             1,736.42  -  -   -
Vendor 1101 / HOSE SPECIALTY & SUPPLY CO.
                                             1,459.90  -  -   -
Vendor 1117 / SEA-TRAC OFFSHORE SERVICE, INC
                                               875.30  -  -   -
Vendor 1152 / SHIPYARD SUPPLY
                                             8,556.01  -  -   -
Vendor 1171 / MAINTECH MAINTENANCE SERVICES,
                                               789.63  -  -   -
Vendor 1245 / LAWSON AND CO., INC.
                                               387.20  -  -   -
Vendor 1364 / B & B PUMP & EQUIPMENT RENTALS
                                             1,440.00  -  -   -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.
                                             1,316.72  -  -   -
Vendor 2317 / GATOR EQUIPMENT RENTALS LLC
Type: HILTI                                    765.00  -  -   -
Vendor 2427 / STRATOS OFFSHORE SERVICE  Type:
PHONE                                        7,661.19  -  -   -
Vendor 2623 / THOM ANDERSON  Type: EMPLOY
                                             1,318.14  -  -   -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS
Type: TRUCK                                  2,089.38  -  -   -
Vendor 2697 / WHITCO SUPPLY CO  Type: FLANGE
                                               894.88  -  -   -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC
Type: ELECT                                    321.97  -  -   -
Vendor 2947 / DESTREHAN DISCOUNT PHARMACY
Type: DRUGS                                     79.69  -  -   -

Vendor 080 / DICK DILL BUSINESS FORMS          260.37  -  -   -

Vendor 150 / NEWSOUTH COMMUNICATIONS           681.22  -  -   -

Vendor 350 / BELL SOUTH LONG DISTANCE  Type: 1,763.72  -  -   -
PHONE
Vendor 351 / UNITED PARCEL SERVICE  Type:       32.00  -  -   -
POSTAG
Vendor 363 / UNISHIPPERS                       149.21  -  -   -

Vendor 422 / XEROX CORPORATION                 664.21  -  -   -

Vendor 639 / PERRY H. BEEBE & ASSO., INC.    1,904.00  -  -   -

Vendor 692 / DHL EXPRESS (USA), INC.  Type:    242.66  -  -   -
POSTAG
Vendor 847 / CURTIS LEMONS                   1,726.07  -  -   -

Vendor 1005 / SOUTHWESTERN BELL Type: PHONES 1,874.06  -  -   -

Vendor 1347 / KEN WALLACE                    1,726.07  -  -   -

Vendor 1656 / SHAREHOLDER.COM                2,385.58  -  -   -

Vendor 1779 / CINGULAR WIRELESS                 65.56  -  -   -

Vendor 1810 / BRADLEY LOWE                   3,251.00  -  -   -

Vendor 1832 / ANDREW L. MICHEL               1,564.77  -  -   -

Vendor 2011 / EDWARD HOLLAND  Type: EMPLOY     414.85  -  -   -

Vendor 2046 / ROBERT E. FULTON  Type: EMPLOY   106.08  -  -   -

Vendor 2061 / MARY SCARDINO NASH  Type:        373.45  -  -   -
EMPLOY
Vendor 2175 / DANIEL BABIN  Type: EMPLOY       334.32  -  -   -

Vendor 2279 / JAMES SINGLETARY                 550.55  -  -   -

Vendor 2337 / JOSEPH RAEDEKE  Type: EMPLOY     250.00  -  -   -

Vendor 2388 / ASSOCIATED OFFICE SYSTEMS        342.05  -  -   -
Type: LABELS
Vendor 2501 / RICHARD J SHOPF  Type: BOD     1,726.07  -  -   -

Vendor 2678 / RESTECH  Type: SERVIC            281.25  -  -   -

Vendor 2699 / MICHAEL DOHM  Type: EMPLOY       164.25  -  -   -

Vendor 2743 / LEE WARREN  Type: EMPLOY         583.45  -  -   -

Vendor 2768 / BSFS EQUIPMENT LEASING  Type:  2,964.49  -  -   -
PHONES
Vendor 2776 / THOMSON FINANCIAL CORP. GROUP    498.00  -  -   -
Type: FINANC
Vendor 2823 / INTEGRATED SOFTWARE SOLUTIONS     42.50  -  -   -

Vendor 2875 / DE LAGE LANDEN FINANCIAL SVCS    667.34  -  -   -
Type: COPIER
                                            --------- -- --  --
                                            85,431.59  -  -   -
                                            ========= == ==  ==

                           Supporting Schedules
                           --------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005

Accounts Receivable Aging Report

     Account Name           0-30      31-60      61-90      Over 90
--------------------  ------------  ---------  ---------- ----------
ENERGY PARTNERS, LTD
                      1,894,770.13       -     499,736.17     -
HELIS
                        739,703.04       -           -        -
SONAT
                      1,140,304.05       -           -        -
TARPON OIL
                        511,653.84       -           -        -
WALTER OIL
                              -     614,388.77       -    30,333.33
WILLIAM G HELIS
                        205,334.97       -           -        -
Allowance for Doubtful
Accounts               (122,228.00)      -           -        -
--------------------  ------------  ---------  ---------- ----------
Total Receivables at
1/31/05                4,369,538.03 614,388.77 499,736.17 30,333.33
                      ============= ========== ========== ==========


                          Supporting Schedules
                          --------------------

Case Names: Torch Offshore, Inc. (05-10137)

For Period: 1/8/2005 to 1/31/2005

Insurance Schedule

      Type           Carrier/Agent   Coverage($) Date of   Premium
                                                Expiration  Paid
------------    -------------------- ---------- ---------- -------
Worker's        LA Workers Comp Corp $1,000,000  1/26/06
Compensation

General         Steadfast Ins. Co.   $2,000,000  8/14/05
Liability

Property (Fire, LA Insurance         $146,000    7/13/05
Theft)          Underwriter
                Association

Vehicle         American Guarantee   $1,000,000  8/14/05
                and Liability

Excess          XL Specialty         $14,000,000 6/30/05
                Fireman's Fund
                Navigators

Primary Hull    XL Specialty          Various    6/30/05

Excess Hull     GCM Underwriting Pool Various    6/30/05

Protection &    American Steamship   $2,000,000  5/21/05
Indemnity       Owners Mutual P&I
                Association, Inc.

Pollution       Water Quality        $5,000,000  4/10/05
Liability       Insurance Syndicate

Equipment       Commonwealth         $9,493,579  4/10/05
Floater         Insurance Co. of
                America


Case Name:     Torch Offshore, Inc.
Case Number:   05-10137

                     NARRATIVE STATEMENT

      For Period  January 8, 2005  to  January 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Offshore, Inc. (the "Company") received final approval from the U.S. Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") of its debtor-in-possession financing consisting of a $6.9 million revolving credit facility and a $2.0 million discretionary letter of credit facility (the "DIP Facility"). Regions Bank and
Export Development Canada are providing the DIP Facility. The DIP Financing, combined with the Company's cash from operations will provide funding for the Company's operations during the Chapter 11 process.

Also,  as part of the first day motions handed down  by  the
Bankruptcy  Court, the Company was given the  permission  to pay  pre-petition wages to all employees up  to  the  $4,925 limit per employee.

The Company is working on a strategy for its plan of reorganization.


EXHIBIT 99.2

                        Monthly Operating Report
                               Chapter 11

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to  1/31/2005


 Form      Previously
Attached      Waived       Required Reports/Documents
--------    ----------   -----------------------------------
( X )         (  )      Comparative Balance Sheet (Form 2-B)

( X )         (  )      Profit and Loss Statement (Form 2-C)

( X )         (  )      Cash Receipts & Disbursements
                        Statement (Form 2-D)

( X )         (  )      Supporting Schedules (Form 2-E)

( X )         (  )      Narrative (Form 2-F)

( X )         (  )      Copies of Bank Statements and
                        Reconciliations of Bank Balance to
                        Book Balance for all Accounts

I declare under penalty of perjury that the following
Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date:  2/25/2005    By: /s/ Robert E. Fulton
       ---------            --------------------
                            (Robert Fulton -
                             Chief Financial Officer)


                         Comparative Balance Sheet
                         -------------------------
Case Names:    Torch Offshore, LLC (05-10138)

                                    UNCONSOLIDATED AND UNAUDITED

                                       As of             As of
                                     1/7/2005          1/31/2005
                                    ----------        -----------
ASSETS
  CURRENT ASSETS:
   Cash                           1,612,526.71      3,502,153.23
   Accounts receivable-
      Trade, Net                  9,896,148.80     10,974,221.06
      Other                              52.69             34.33
   Costs and estimated earnings
    in excess of billings on
    uncompleted contracts           452,872.00        742,626.00
   Prepaid expenses and other     1,734,176.80      1,466,160.94
                                --------------    --------------
      Total current assets       13,695,777.00     16,685,195.56
                                --------------    --------------

 PROPERTY AND EQUIPMENT,at cost  63,396,619.21     63,430,399.07
 Less: Accumulated Depreciation  26,869,627.29     27,209,822.76
                                --------------    --------------
    NET PROPERTY AND EQUIPMENT   36,526,991.92     36,220,576.31
                                --------------    --------------

 DEFERRED DRYDOCKING CHARGES      3,145,193.47      3,060,594.06

 OTHER ASSETS                             -                 -
                                --------------    --------------

      Total assets               53,367,962.39     55,966,365.93
                                ==============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

POST-PETITION LIABILITIES
    Accounts payable - trade              -           506,953.19
    Due to Torch Offshore, Inc.           -         1,304,287.15
    Accrued expenses                      -           138,370.27
    Other                                 -                 -
                                --------------    --------------
TOTAL POST-PETITION LIABILITIES           -         1,949,610.61
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Accounts payable - trade     14,432,523.08     14,432,523.08
    Due to Torch Offshore, Inc.  29,751,565.42     29,751,565.42
    Accrued expenses              2,315,496.65      2,314,778.15
    Accrued payroll and
     related taxes                        -                 -
    Financed insurance premiums     687,846.01        496,165.34
    Capital lease obligation         56,015.00         56,015.00
    Billings in excess of costs
     and estimated earnings on
     unbilled contracts                   -                 -
    Finance Facility                      -                 -
    Long-term debt                6,124,516.23      6,124,516.23
    Non-revolving line of credit          -                 -
    Receivable line of credit             -                 -
                                --------------    --------------
 Total pre-petition
   current liabilities           53,367,962.39     53,175,563.22
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Long-term debt, less
     current portion                      -                  -
    Other long-term liabilities           -                  -
                                --------------    --------------
Total pre-petition long-
  term liabilities                        -                  -
                                --------------    --------------
Total liabilities                53,367,962.39     53,175,563.22
                                --------------    --------------

STOCKHOLDERS' EQUITY:
 Common stock                             -                 -
 Preferred stock                          -                 -
 Paid-in-capital                          -                 -
 Treasury stock                           -                 -
 Deferred compensation                    -                 -
 Retained earnings
   Through filing date                    -                 -
   Post filing date                       -           841,192.10
                                --------------    --------------
Total stockholders' equity                -           841,192.10
                                --------------    --------------
Total liabilities and
  stockholders' equity           53,367,962.39     55,966,365.93
                                ==============    ==============


                       Profit and Loss Statement
                       -------------------------

Case Names: Torch Offshore, LLC (05-10138)

                     UNCONSOLIDATED AND UNAUDITED

                                       Period of
                                    1/8/05 - 1/31/05
                                    ----------------

REVENUES                               3,082,294.00

COST OF REVENUES

    Cost of Sales                      1,668,574.90
                                       ------------
GROSS PROFIT (DEFICIT)                 1,413,719.10

    Depreciation & Amortization          417,410.00

    General and Administrative Expenses        -

    Other Operating Cost                       -
                                       ------------

     TOTAL COST OF  REVENUES             417,410.00
                                       ------------

OPERATING INCOME (LOSS)                  996,309.10
                                       ------------
OTHER INCOME (EXPENSE)
    Interest expense                    (155,125.00)
    Interest income                            8.00
                                       ------------
      Total other income (expense)      (155,117.00)
                                       ------------

INCOME (LOSS) BEFORE INCOME TAXES        841,192.10
                                       ------------

INCOME TAX EXPENSE                             -
                                       ------------

NET INCOME(LOSS)                         841,192.10
                                       ============


                  Cash Receipts and Disbursements Statement
                  -----------------------------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Cash Reconciliation

1. Beginning Cash Balance                           1,612,526.71

2. Cash Receipts                    4,496,730.26

3. Cash Disbursements               2,607,103.74

4. Net Cash Flow                                    1,889,626.52
                                                    ------------
5. Ending Cash Balance                              3,502,153.23
                                                    ============

Cash Summary - Ending Balance

Account Name      Account #       Amount   Financial Institution
---------------   ------------ ----------- ---------------------
Cash Collateral   41-0507-8431  384,468.00  Regions Bank

Capital Construct-41-0508-1327    6,556.01  Regions Bank
ion Fund

Operating Account 41-0508-1238 3,104,877.73 Regions Bank

Operating Account 41-0514-2105    (2,463.80)Regions Bank

EG Bank Account   371-506338-01    7,315.29 SGBGE

Dulac Petty Cash   n/a               400.00 TOL

Gretna Petty Cash  n/a               500.00 TOL

Houston Petty Cash n/a               500.00 TOL
                               ------------
                       Total   3,502,153.23
                               ============


                      Quarterly Fee Summary
                      ---------------------

Case Names: Torch Offshore, LLC (05-10138)

                          Cash Disbursements
            Payment Date Torch Offshore, Inc. Check No.  Date
                             (05-10138)
            ------------ -------------------- ---------  ----
            January           2,607,103.74
            February
            March
                              ------------
            Total 1st Quarter 2,607.103.74
                              ------------
            Quarterly Fee Due     7,500.00
                              ------------
            April
            May
            June
                              ------------
            Total 2nd Quarter        -
                              ------------
            Quarterly Fee Due
                              ------------

            July
            August
            September
                              ------------
            Total 3rd Quarter        -
                              ------------
            Quarterly Fee Due
                              ------------

            October
            November
            December
                              ------------
            Total 4th Quarter        -
                              ------------
            Quarterly Fee Due
                              ------------


                Cash Receipts and Disbursements Statement
                -----------------------------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Cash Disbursements Journal

Date      Payee              Account         Amount         Description
                                                            (Source)
--------- ------------------ --------------- -------------- -----------
1/24/2005 Vintage Petroleum  Cash Collateral      15,510.95
1/28/2005 Badger Oil Corp.   Cash Collateral       4,368.00
1/24/2005 Taylor Energy      Cash Collateral     223,119.35
1/12/2005 Hunt (Aviara)      Cash Collateral     488,292.00
1/24/2005 Mariner Energy     Cash Collateral     375,905.00
1/12/2005 Sonat Exploration  Cash Collateral     539,000.00
1/12/2005 Stone Energy Corp. Cash Collateral     357,922.00
1/12/2005 Walter Oil & Gas   Cash Collateral     463,296.25
1/21/2005 Walter Oil & Gas   Cash Collateral      36,615.75
1/24/2005 W&T Offshore       Cash Collateral      56,275.00
1/31/2005 W&T Offshore       Cash Collateral     380,100.00
1/13/2005 Export Dev. Canada Operating Account 1,513,948.45
1/12/2005 Misc.              Operating Account        30.00
1/24/2005 Misc.              Operating Account       200.00
1/13/2005 Crosby Tugs        Operating Account    42,140.00
1/31/2005 Regions Bank       Capital Construction
                              Fund                     7.51
                                               ------------
                     Total Cash Receipts       4,496,730.26
                                               ============



                Cash Receipts and Disbursements Statement
                -----------------------------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Cash Disbursements Journal

 Date    Check No. Payee                       Amount   Description
                                                         (Source)
--------- -------- ------------------------- ---------- -----------
1/13/2005  463729  ABS AMERICAS
                                               5,317.00
1/14/2005  463730  DELAWARE SECRETARY OF STATE
                                               64,020.00
1/14/2005  463737  THE NASDAQ STOCK MARKET, INC.
                                               5,000.00
1/14/2005  463738  E & E MACHINE SHOP & SERVICES
                                               3,040.00
1/17/2005  463739  CUMMINS MID-SOUTH, INC.
                                               8,225.42
1/17/2005  463740  LOUISIANA CEMENT PRODUCTS,
                  INC                           2,396.80
1/18/2005  463776  WELCH EQUIPMENT RENTALS
                                               858.56
1/18/2005  463777  3PS, INC.
                                               7,570.00
1/19/2005  463781  AARON OIL COMPANY, INC.
                                               882.50
1/20/2005  463788  EXPLORATION SUPPLIES
                                               143.20
1/20/2005  463789  GENERAL MILLS
                                               133.90
1/20/2005  463790  HEAD & ENGQUIST
                                               1,026.58
1/20/2005  463791  HERCULES WIRE & ROPE
                                               1,342.77
1/20/2005  463792  MITCHELL CRANE
                                               584.10
1/20/2005  463793  SUBMAR, INC.
                                               210.00
1/20/2005  463794  CHANNEL SIDE LEASING
                                               5,496.75
1/20/2005  463795  BELL SOUTH
                                               2,242.90
1/20/2005  463796  WHITNEY AVENUE L.L.C.
                                               14,642.57
1/20/2005  463797  FUELMAN OF NEW ORLEANS
                                               40.47
1/20/2005  463798  UNITED PARCEL SERVICE
                                               16.00
1/20/2005  463799  FEDERAL EXPRESS
                                               102.95
1/20/2005  463800  COMMUNITY COFFEE CO., L.L.C.
                                               43.00
1/20/2005  463801  HARVEY JONES VESSEL AGENTS
                                               6,897.12
1/20/2005  463802  XEROX CORPORATION
                                               645.21
1/20/2005  463803  LOWER DULAC LEASING INC.
                                               1,548.38
1/20/2005  463804  PERRY H. BEEBE & ASSO., INC.
                                               2,927.50
1/20/2005  463805  MATT LOWREY                         * Employee
                                               392.89
1/20/2005  463806  REGIS RADIATOR SERVICE
                                               3,550.00
1/20/2005  463807  DOUSSAN
                                               198.00
1/20/2005  463808  SOUTHWESTERN BELL
                                               32.52
1/20/2005  463809  SAM BROUSSARD TRUCKING CO.
                                               4,062.53
1/20/2005  463810  DIXIE OFFICE PRODUCTS
                                               683.76
1/20/2005  463811  LAWSON AND CO., INC.
                                               104.16
1/20/2005  463812  CT CORPORATION SYSTEM
                                               284.40
1/20/2005  463813  TOMMY GIBILTERRA
                                               375.00
1/20/2005  463814  PACIFIC GULF WIRE ROPE, INC.
                                               1,420.80
1/20/2005  463815  INTL. OFFSHORE CONST., INC.
                                               5,480.00
1/20/2005  463816  LAQUINTA INNS
                                               68.28
1/20/2005  463817  SUPERIOR LABOR SERVICES, INC
                                               2,880.00
1/20/2005  463818  MICHAEL WILLIAMS
                                               26.00
1/20/2005  463819  DARIN PATRICK                      * Employee
                                               36.83
1/20/2005  463820  BILL KIMSEY
                                               187.50
1/20/2005  463822  A R T  CATERING, INC
                                               11,163.93
1/20/2005  463823  WASTE MGMT. OF SOUTH
                  LOUISIANA                     4,000.00
1/21/2005  463825  BOLAND MARINE
                                               14,000.00
1/21/2005  463826  JACKSON D.BULLOCK                  * Employee
                                               5,000.00
1/21/2005  463827  AARON OIL COMPANY, INC.
                                               973.75
1/21/2005  463828  JACKSON D.BULLOCK                  * Employee
                                               904.40
1/24/2005  463829  CONSOLIDATED HEALTH PLANS
                                               23,835.08
1/24/2005  463830  U.S. COAST GUARD
                                               50.00
1/24/2005  463831  AMERITAS
                                               10,146.84
1/24/2005  463832  PRUDENTIAL
                                               17,213.32
1/25/2005  463833  BAYOU PIPE MANAGEMENT, INC.
                                               270.00
1/27/2005  463834  THOMAS PIPE
                                               6,821.80
1/27/2005  463839  A R T  CATERING, INC
                                               5,012.25
1/27/2005  463840  CENTRAL GULF TOWING, INC
                                               6,160.00
1/27/2005  463841  EXPLORATION SUPPLIES
                                               410.19
1/27/2005  463842  GENERAL MILLS
                                               57.00
1/27/2005  463843  HEAD & ENGQUIST
                                               18,306.70
1/27/2005  463844  HERCULES WIRE & ROPE
                                               4,032.50
1/27/2005  463845  NES EQUIPMENT RENTAL LP
                                               17,680.00
1/27/2005  463846  SOUTHLAND STEEL & SUPPLY
                                               4,583.60
1/27/2005  463847  BELL SOUTH
                                               87.18
1/27/2005  463848  MUDBUGS SELF STORAGE
                                               156.00
1/27/2005  463849  FUELMAN OF NEW ORLEANS
                                               309.39
1/27/2005  463850  UNITED PARCEL SERVICE
                                               16.00
1/27/2005  463851  AT & T
                                               158.64
1/27/2005  463852  FEDERAL EXPRESS
                                               292.34
1/27/2005  463853  COMMUNITY COFFEE CO., L.L.C.
                                               239.91
1/27/2005  463854  HARVEY JONES VESSEL AGENTS
                                               6,218.13
1/27/2005  463855  SAIA MOTOR FREIGHT INC.
                                               605.60
1/27/2005  463856  WILKENS WEATHER TECHNOLOGIES,
                                               619.33
1/27/2005  463857  DELTA WAVE COMMUNICATIONS,
                  INC                           776.00
1/27/2005  463858  DHL EXPRESS (USA), INC.
                                               26.63
1/27/2005  463859  ARCH PAGING OF HOUMA
                                               107.76
1/27/2005  463860  CURTIS LEMONS                     * Director
                                               500.00
1/27/2005  463861  REGIS RADIATOR SERVICE
                                               375.00
1/27/2005  463862  DOUSSAN
                                               12,342.67
1/27/2005  463863  PUMP EQUIPMENT, INC.
                                               288.05
1/27/2005  463864  SAM BROUSSARD TRUCKING CO.
                                               735.48
1/27/2005  463865  DIXIE OFFICE PRODUCTS
                                               224.37
1/27/2005  463866  CENTRAL GOVERNMENTAL
                  DEPOSITOR                     276.93
1/27/2005  463867  OCCUPATIONAL MEDICINE CENTER
                                               68.00
1/27/2005  463868  LAWSON AND CO., INC.
                                               1,060.18
1/27/2005  463869  ILLINOIS STATE DISBURSEMENT
                  UN                            68.24
1/27/2005  463870  EMPIRE FUEL & OIL
                                               11,577.32
1/27/2005  463871  KEN WALLACE                       * Director
                                               500.00
1/27/2005  463872  AT&T WIRELESS
                                               63.96
1/27/2005  463873  ACADIANA CREW CHANGE SERVICE
                                               345.00
1/27/2005  463874  BUSINESS WIRE
                                               210.00
1/27/2005  463875  AIRDYNE
                                               1,190.00
1/27/2005  463876  ANDREW L. MICHEL                   * Director
                                               500.00
1/27/2005  463877  DEPT. OF SOCIAL SERVICES
                                               147.20
1/27/2005  463878  HAROLD J. BARKLEY, JR.
                                               153.47
1/27/2005  463879  SUPERIOR LABOR SERVICES, INC
                                               960.00
1/27/2005  463880  THOMAS ARMSTRONG                   * Employee
                                               374.50
1/27/2005  463881  ANGELA D. JOHNSON                  * Employee
                                               189.83
1/27/2005  463882  THE KNOX COUNTY CLERKS OFFICE
                                               284.00
1/27/2005  463883  MISS. DEPT OF HUMAN SERVICES
                                               78.46
1/27/2005  463884  VERMONT OFFICE
                                               312.50
1/27/2005  463885  ENERGY CATERING SERVICES, LLC
                                               21,641.82
1/27/2005  463886  DEPARTMENT OF SOCIAL SERVICES
                                               125.07
1/27/2005  463887  DAVID RATTRAY                      * Employee
                                               131.62
1/27/2005  463888  CHILD SUPPORT PAYMENT CENTER
                                               180.46
1/27/2005  463889  RIDGWAY'S HOUSTON
                                               54.00
1/27/2005  463890  RICHARD J SHOPF                    * Director
                                               500.00
1/27/2005  463891  MiSDU
                                               155.50
1/27/2005  463892  OFFICE OF THE ATTORNEY
                  GENERAL                       138.46
1/27/2005  463893  DEPT. OF SOCIAL SERVICES
                                               300.00
1/27/2005  463894  MISS. DEPT. OF HUMAN SERVICES
                                               48.47
1/27/2005  463895  DEPT OF SOCIAL SERVICES
                                               20.78
1/27/2005  463896  WHITCO SUPPLY CO
                                               2,127.67
1/27/2005  463897  OCSE CASE#566952933
                                               269.54
1/27/2005  463898  BAYOU BLACK ELECTRIC, LLC
                                               1,543.90
1/27/2005  463899  CHILD SUPPORT ENFORCEMENT
                                               1,117.52
1/27/2005  463900  HOUR MESSENGER
                                               22.00
1/27/2005  463901  BRETT BAROUSSE                     * Employee
                                               331.22
1/27/2005  463902  DEPT OF SOCIAL SERVICES
                                               304.46
1/27/2005  463903  DEPT. OF SOCIAL SERVICES
                                               302.02
1/27/2005  463904  LARRY REID
                                               414.95
1/27/2005  463905  DEPT. OF SOCIAL SERVICES
                                               99.74
1/27/2005  463906  BOLAND MARINE
                                               2,520.00
1/31/2005  463908  RETIF OIL & FUEL
                                               1,529.00
1/31/2005  463909  PACIFIC GULF WIRE ROPE, INC.
                                               8,600.00
1/31/2005  463910  OAKWOOD CORPORATE HOUSING
                                               3,131.00
1/31/2005  463911  RASMUSSEN EQUIPMENT CO.
                                               6,800.00
1/13/2005   61745  ASCO
                                               17,000.00
1/14/2005   61746  ITC Ship Holding
                                               252,796.80
1/14/2005   61747  USI Southwest Cash
                  Concentration                 191,680.67
1/14/2005   61748  Fugro Chance
                                               29,799.00
1/21/2005   61749  USI Southwest Cash
                  Concentration                 194,017.83
1/21/2005   61750  USI Southwest Cash
                  Concentration                 33,950.00
1/24/2005   61751  Fugro Chance
                                               30,254.00
1/25/2005   61752  LWCC Operating Account
                                               168,830.00
1/26/2005   61753  Jarvis International Freight
                                               6,611.13
1/26/2005   61754  Texas Mutual Insurance Co.
                                               4,731.00
1/26/2005   61755  ASCO
                                               20,412.58
1/27/2005   61756  Quay Marine Associates
                                               22,578.20
1/27/2005   61757  Retif Oil & Fuel
                                               31,736.25
1/28/2005   61758  C-Port/Stone
                                               114,400.00
1/28/2005   61759  Fugro Chance
                                               40,254.00
1/26/2005    n/a   TOI - Employee Benefit                  Intercompany
                  Account                       253,605.16  Transfer
1/14/2005    n/a   TOI - Payroll Account                   Intercompany
                                               33,521.62    Transfer
1/20/2005    n/a   TOI - Payroll Account                   Intercompany
                                               421,181.88   Transfer
1/25/2005    n/a   TOI - Payroll Account                   Intercompany
                                               11,000.00    Transfer
1/24/2005    n/a   IRS
                                               191,758.17
1/10/2005    n/a   Louisiana Dept. of Revenue
                                               11,299.32
1/31/2005    n/a   Regions Morgan Keegan Trust
                                               16,972.46
1/14/2005    n/a   Regions Bank
                                               76,832.77
1/19/2005    n/a   Regions Bank
                                               1,265.57
1/12/2005  463731  NELSON, MIKE                        * Employee
                                               2,500.86
1/12/2005  463732  PATRICE CHEMIN                      * Employee
                                               532.55
1/12/2005  763733  DONALD BREAUX, III                  * Employee
                                               279.88
1/12/2005  763734  ROBERT A. PREVOST                   * Employee
                                               146.00
1/12/2005  763735  THOMAS BUDDE                        * Employee
                                               39.50
1/12/2005  763736  DIVINE MOFA                         * Employee
                                               94.90
1/12/2005  463741  ELTON JOHNO                         * Employee
                                               524.66
1/12/2005  463742  CENTRAL GOVERNMENT DEPOSITOR
                                               276.93
1/12/2005  463743  ILLINOIS STATE DISBURSEMENT
                                               68.24
1/12/2005  463744  KEN BROOKS                          * Employee
                                               119.49
1/12/2005  463745  SAM LIRETTE, SR                     * Employee
                                               139.24
1/12/2005  463746  BRADLEY LOWE                        * Employee
                                               226.89
1/12/2005  463747  DEPT. OF SOCIAL SERVICES
                                               147.20
1/12/2005  463748  DEPT OF SOCIAL SERVICES
                                               61.76
1/12/2005  463749  HAROLD J. BARKLEY, JR
                                               391.50
1/12/2005  463750  ANGELA D. JOHNSON                   * Employee
                                               127.51
1/12/2005  463751  THE KNOX COUNTY CLERKS OFFICE
                                               284.00
1/12/2005  463752  JAMES SINGLETARY
                                               965.55
1/12/2005  463753  MISS. DEPT OF HUMAN SERVICES
                                               78.46
1/12/2005  463754  VERMONT OFFICE
                                               312.50
1/12/2005  463755  MISS. DEPT OF HUMAN SERVICES
                                               163.85
1/12/2005  463756  ROBERT JAMIE WISE                  * Employee
                                               656.46
1/12/2005  463757  CHILD SUPPORT PAYMENT CENTER
                                               180.46
1/12/2005  463758  MISDU
                                               155.50
1/12/2005  463759  DEPT. OF SOCIAL SERVICES
                                               300.00
1/12/2005  463760  ERNEST DAVID ALLEN III
                                               707.56
1/12/2005  463761  MISS. DEPT. OF HUMAN SERVICES
                                               48.47
1/12/2005  463762  DEPT OF SOCIAL SERVICES
                                               54.78
1/12/2005  463763  DEPT. OF SOCIAL SERVICES
                                               245.34
1/12/2005  463764  ALLEN TOMPKINS                     * Employee
                                               135.09
1/12/2005  463765  OCSE CASE#566952933
                                               269.54
1/12/2005  463766  CLYDE COBB                         * Employee
                                               468.27
1/12/2005  463767  CHILD SUPPORT ENFORCEMENT
                                               954.72
1/12/2005  463768  DEPT OF SOCIAL SERVICES
                                               162.77
1/12/2005  463769  TEXAS CHILD SUPPORT SDU
                                               127.85
1/12/2005  463770  TEXAS CHILD SUPPORT SDU
                                               76.15
1/12/2005  463771  DEPT. OF SOCIAL SERVICES
                                               302.02
1/12/2005  463772  DEPT. OF SOCIAL SERVICES
                                               216.91
1/12/2005  463773  PETER TEMPLETON
                                               362.06
1/12/2005  463774  24 JUDICIAL DISTRICT, DA'S
                  OFF                           386.80
1/12/2005  463775  JOHN LAPEROUSE, JR
                                               50.00
1/12/2005  463782  MISS. DEPT OF HUMAN SERVICES
                                               78.46
1/12/2005  463784  MISS. DEPT OF HUMAN SERVICES
                                               327.70
1/12/2005  463785  MISS. DEPT. OF HUMAN SERVICES
                                               48.47
1/12/2005  463786  CHILD SUPPORT ENFROCEMENT
                                               1,025.70
1/12/2005  463787  24 JUDICIAL DISTRICT, DA'S
                  OFF                           565.63
1/12/2005  463824  JACKSON D. BULLOCK                 * Employee
                                               2,040.38
1/12/2005  463835  MATT LOWREY                        * Employee
                                               144.59
1/12/2005  463836  JIM MERMIS                         * Employee
                                               786.89
1/12/2005  463837  DAVID RATTRAY                      * Employee
                                               159.50
1/12/2005  463838  BRETT BAROUSSE                     * Employee
                                               366.24
1/12/2005  463907  LA DEPT OF LABOR
                                               10,847.57
  Various    n/a   Wire Transfer Fees
                                               277.00
                                               ------------
                   Total Cash Disbursements    2,607,103.74
                                               ============



                         Supporting Schedules
                         --------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Post-Petition Accounts Payable Aging Report
                                                     31-60  Over 90
                                                     -----  -------
                    Type                     0-30       61-90
-------------------------------------------- ----       -----
Vendor 003 / A R T  CATERING, INC  Type:
CATERI                                     18,333.17   -  -   -
Vendor 026 / BAKER LYMAN AND CO., INC
                                               32.05   -  -   -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC.
Type: RENTAL                               11,180.00   -  -   -
Vendor 045 / NEFF RENTAL
                                            1,090.80   -  -   -
Vendor 046 / BUD'S BOAT RENTAL, INC
                                            8,345.00   -  -   -
Vendor 053 / CENTRAL GULF TOWING, INC
                                          100,850.00   -  -   -
Vendor 062 / COASTLINE CRANE REPAIR
                                           19,719.76   -  -   -
Vendor 087 / DREYFUS-CORTNEY, INC
                                           35,044.75   -  -   -
Vendor 088 / DRINKWATER PRODUCTS
                                            1,004.66   -  -   -
Vendor 100 / EXPLORATION SUPPLIES
                                              497.26   -  -   -
Vendor 114 / GENERAL MARINE LEASING
                                            8,610.00   -  -   -
Vendor 120 / GRAND RENTAL
                                            1,982.40   -  -   -
Vendor 130 / HEAD & ENGQUIST
                                            1,081.25   -  -   -
Vendor 133 / HERCULES WIRE & ROPE
                                            1,340.00   -  -   -
Vendor 149 / INDUSTRIAL WELDING SUPPLY
                                              141.70   -  -   -
Vendor 159 / K & S DIESEL
                                            4,148.48   -  -   -
Vendor 164 / L & H ELECTRIC CO., INC.
                                              145.00   -  -   -
Vendor 187 / MCMASTER CARR SUPPLY CO.
                                            1,054.65   -  -   -
Vendor 236 / RICHARD'S RESTAURANT SUPPLY
                                              905.00   -  -   -
Vendor 252 / SHANNON HARDWARE CO. LTD.
                                            1,218.75   -  -   -
Vendor 256 / SOUTHLAND STEEL & SUPPLY
                                            4,612.10   -  -   -
Vendor 265 / TECH OIL PRODUCTS
                                              314.50   -  -   -
Vendor 276 / VACCO MARINE, INC.
                                            8,097.00   -  -   -
Vendor 379 / LEBLANC & ASSOC.
                                            1,652.82   -  -   -
Vendor 416 / HARVEY JONES VESSEL AGENTS
                                            1,223.40   -  -   -
Vendor 651 / CUMMINS MID-SOUTH, INC.
                                            3,701.57   -  -   -
Vendor 661 / DELTA WAVE COMMUNICATIONS,
INC                                         1,455.30   -  -   -
Vendor 879 / MARINE SPECIALTIES, INC.
                                              880.00   -  -   -
Vendor 894 / REGIS RADIATOR SERVICE
                                            2,450.00   -  -   -
Vendor 898 / MARINE SERVICE AND SUPPLY
                                              160.00   -  -   -
Vendor 903 / ALLIED BEARING AND SUPPLY,
INC                                         1,258.92   -  -   -
Vendor 907 / DOUSSAN
                                           15,433.10   -  -   -
Vendor 926 / CUMMINS SOUTHERN PLAINS, INC.
                                            3,701.57   -  -   -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.
                                            5,071.58   -  -   -
Vendor 1090 / DARCEY'S UPHOLSTERY & GLASS
                                              330.90   -  -   -
Vendor 1107 / DIXIE OFFICE PRODUCTS
                                              223.63   -  -   -
Vendor 1117 / SEA-TRAC OFFSHORE SERVICE,
INC                                         1,562.34   -  -   -
Vendor 1152 / SHIPYARD SUPPLY
                                            5,600.00   -  -   -
Vendor 1171 / MAINTECH MAINTENANCE
SERVICES,                                   2,355.74   -  -   -
Vendor 1214 / CROSS SERVICES, INC.
                                           13,527.75   -  -   -
Vendor 1245 / LAWSON AND CO., INC.
                                            1,053.76   -  -   -
Vendor 1300 / EMPIRE FUEL & OIL
                                              190.00   -  -   -
Vendor 1364 / B & B PUMP & EQUIPMENT
RENTALS                                     1,620.00   -  -   -
Vendor 1423 / F&M MAFCO, INC.
                                            3,509.00   -  -   -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.
                                           17,324.63   -  -   -
Vendor 1436 / CROSS RENTALS
                                            9,350.00   -  -   -
Vendor 1596 / BATON ROUGE INDUSTRIES, INC
                                              416.67   -  -   -
Vendor 1712 / BAYOU PIPE MANAGEMENT, INC.
                                              400.00   -  -   -
Vendor 1797 / INTL. OFFSHORE CONST., INC.
                                              549.04   -  -   -
Vendor 1826 / AIRDYNE
                                            3,900.00   -  -   -
Vendor 1835 / MARSIANIN  Type: LABOR
                                            5,727.00   -  -   -
Vendor 2077 / SUPERIOR LABOR SERVICES, INC
Type: LABOR                                12,486.00   -  -   -
Vendor 2253 / BAY TECH INDUSTRIES, INC.
                                              526.40   -  -   -
Vendor 2411 / ENERGY CATERING SERVICES,
LLC  Type: CATERI                          50,107.10   -  -   -
Vendor 2553 / C&D MARINE, LLC  Type:
CHARTE                                     46,524.21   -  -   -
Vendor 2622 / TESLA OFFSHORE, LLC  Type:
SURVEY                                      1,500.00   -  -   -
Vendor 2690 / LARRY A. BARRETT  Type:
EMPLOY                                        141.12   -  -   -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS
Type: TRUCK                                   285.17   -  -   -
Vendor 2697 / WHITCO SUPPLY CO  Type:
FLANGE                                      1,388.22   -  -   -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC
Type: ELECT                                   300.44   -  -   -
Vendor 2829 / SPELL & SPELL oFFSHORE
                                            7,843.98   -  -   -
Vendor 2899 / DIXIE MAT & HARDWOOD  Type:
MATS                                        1,680.00   -  -   -
Vendor 2946 / TRI-STAR SUPPLY CO., INC.
Type: SUPPLY                                  112.00   -  -   -
Vendor 2947 / DESTREHAN DISCOUNT PHARMACY
Type: DRUGS                                   364.19   -  -   -

Vendor 100 / EXPLORATION SUPPLIES             432.76   -  -   -

Vendor 120 / GRAND RENTAL                   1,822.24   -  -   -

Vendor 145 / MAKO TECHNOLOGIES, INC.          284.25   -  -   -

Vendor 149 / INDUSTRIAL WELDING SUPPLY        586.50   -  -   -

Vendor 184 / MARK TOOL & RUBBER CO.         4,105.86   -  -   -

Vendor 256 / SOUTHLAND STEEL & SUPPLY      10,769.03   -  -   -

Vendor 331 / ELTON JOHNO                      279.84   -  -   -

Vendor 347 / FUELMAN OF NEW ORLEANS  Type:    304.36   -  -   -
GAS

Vendor 355 / WASTE MGMT. OF SOUTH           1,124.76   -  -   -
LOUISIANA

Vendor 394 / SOUTH LA. ELECTRIC CORP.         449.96   -  -   -

Vendor 424 / CONSOLIDATED WATERWORKS          233.70   -  -   -

Vendor 452 / TERREBONNE GENERAL MEDICAL       650.50   -  -   -

Vendor 617 / SECON                            690.00   -  -   -

Vendor 894 / REGIS RADIATOR SERVICE           201.19   -  -   -

Vendor 907 / DOUSSAN                          871.44   -  -   -

Vendor 1065 / SAM BROUSSARD TRUCKING CO.      808.92   -  -   -

Vendor 1107 / DIXIE OFFICE PRODUCTS           632.40   -  -   -

Vendor 1500 / SAM LIRETTE, SR                  24.00   -  -   -

Vendor 1542 / AARON OIL COMPANY, INC.         125.00   -  -   -

Vendor 1797 / INTL. OFFSHORE CONST., INC.  11,745.00   -  -   -

Vendor 1914 / IMPERIAL PREMIUM FINANCING        0.00   -  -   -
INC  Type: FINANC

Vendor 2410 / METALLURGICAL & MATERIALS        31.60   -  -   -
Type: LEGAL

Vendor 2427 / STRATOS OFFSHORE SERVICE        945.73   -  -   -
Type: PHONE

Vendor 2697 / WHITCO SUPPLY CO  Type:       7,763.58   -  -   -
FLANGE

Vendor 2726 / BAYOU BLACK ELECTRIC, LLC     4,050.80   -  -   -
Type: ELECT

Vendor 2950 / DANIEL FOSTER  Type: EMPLOY     383.96   -  -   -
                                          ----------  --  --  --
                                          506,953.21   -  -   -
                                          ==========  ==  ==  ==



                           Supporting Schedules
                           --------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Accounts Receivable Aging Report

     Account Name           0-30      31-60      61-90      Over 90
--------------------  ------------  ---------  ---------- ----------

DMT
                              -            -     204,510.03         -
EXXON MOBIL
                        374,480.39         -          -             -
HELIS
                        672,865.00    373,870.00      -             -
HUNT
                        541,257.00         -          -             -
MARATHON
                      4,063,103.25    963,437.20      -             -
MARINER
                         48,668.00         -          -             -
MEXSUB
                              -            -          -       771,650.00
OCEAN/BLUE
                              -            -          -       715,213.19
PALACE OPERATING
COMPANY                1,670,862.00        -          -             -
REMINGTON OIL & GAS
                       1,301,764.00        -          -             -
SPINNAKER EXPLORATION
                         328,260.00   144,060.90 250,724.10         -
TAYLOR
                         149,380.00        -          -             -
WESTPORT
                          91,489.00        -          -             -
Allowance for Doubtful
Accounts              (1,691,373.00)       -          -             -
                       ------------  ----------- ---------- ------------
Total Receivables at
1/31/05                7,550,755.64 1,481,368.10 455,234.13 1,486,863.19
                       ============  =========== ========== ============



                          Supporting Schedules
                          --------------------

Case Names: Torch Offshore, LLC (05-10138)

For Period: 1/8/2005 to 1/31/2005

Insurance Schedule

      Type           Carrier/Agent   Coverage($) Date of   Premium
                                                Expiration  Paid
------------    -------------------- ---------- ---------- -------
Worker's        LA Workers Comp Corp $1,000,000  1/26/06
Compensation

General         Steadfast Ins. Co.   $2,000,000  8/14/05
Liability

Property (Fire, LA Insurance         $146,000    7/13/05
Theft)          Underwriter
                Association

Vehicle         American Guarantee   $1,000,000  8/14/05
                and Liability

Excess          XL Specialty         $14,000,000 6/30/05
                Fireman's Fund
                Navigators

Primary Hull    XL Specialty          Various    6/30/05

Excess Hull     GCM Underwriting Pool Various    6/30/05

Protection &    American Steamship   $2,000,000  5/21/05
Indemnity       Owners Mutual P&I
                Association, Inc.

Pollution       Water Quality        $5,000,000  4/10/05
Liability       Insurance Syndicate

Equipment       Commonwealth         $9,493,579  4/10/05
Floater         Insurance Co. of
                America



Case Name:   Torch Offshore, L.L.C.
Case Number: 05-10138

                     NARRATIVE STATEMENT

      For Period  January 8, 2005  to  January 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch   Offshore,  L.L.C.  (the  "Company")  received  final
approval from the U.S. Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") of its debtor-
in-possession  financing  consisting  of  a   $6.9   million
revolving credit facility and a $2.0 million discretionary letter of credit facility (the "DIP Facility"). Regions Bank
and   Export  Development  Canada  are  providing  the   DIP
Facility. The DIP Financing, combined with the Company's cash from operations will provide funding for the Company's operations during the Chapter 11 process.

The Company is working on a strategy for its plan of reorganization.



EXHIBIT 99.3

                        Monthly Operating Report
                               Chapter 11

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to  1/31/2005


 Form      Previously
Attached      Waived       Required Reports/Documents
--------    ----------   -----------------------------------
( X )         (  )      Comparative Balance Sheet (Form 2-B)

( X )         (  )      Profit and Loss Statement (Form 2-C)

( X )         (  )      Cash Receipts & Disbursements
                        Statement (Form 2-D)

( X )         (  )      Supporting Schedules (Form 2-E)

( X )         (  )      Narrative (Form 2-F)

( X )         (  )      Copies of Bank Statements and
                        Reconciliations of Bank Balance to
                        Book Balance for all Accounts



I declare under penalty of perjury that the following
Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date:  2/25/2005    By: /s/ Robert E. Fulton
       ---------            --------------------
                            (Robert Fulton -
                             Chief Financial Officer)


                         Comparative Balance Sheet
                         -------------------------
Case Names:    Torch Express, LLC (05-10140)

                                    UNCONSOLIDATED AND UNAUDITED

                                       As of             As of
                                     1/7/2005          1/31/2005
                                    ----------        -----------
ASSETS
  CURRENT ASSETS:
   Cash                                   -                 -
   Accounts receivable-
      Trade, Net                  1,609,199.56      1,609,199.56
      Other                               -                 -
   Costs and estimated earnings
    in excess of billings on
    uncompleted contracts                 -                 -
   Prepaid expenses and other       569,241.45        426,603.19
                                --------------    --------------
      Total current assets        2,178,441.01      2,035,802.75
                                --------------    --------------

 PROPERTY AND EQUIPMENT,at cost 113,029,457.70    113,029,457.70
 Less: Accumulated Depreciation     405,958.00        715,820.02
                                --------------    --------------
    NET PROPERTY AND EQUIPMENT  112,623,499.70    112,313,637.68
                                --------------    --------------

 DEFERRED DRYDOCKING CHARGES              -                 -

 OTHER ASSETS                             -                 -
                                --------------    --------------

      Total assets              114,801,940.71    114,349,440.43
                                ==============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

POST-PETITION LIABILITIES
    Accounts payable - trade              -            29,001.82
    Other                                 -               522.00
                                --------------    --------------
TOTAL POST-PETITION LIABILITIES           -            29,523.82
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Accounts payable - trade      3,943,142.69      3,943,142.69
    Due to Torch Offshore, Inc. 110,858,798.02    110,858,798.02
    Accrued expenses                      -                 -
    Accrued payroll and
     related taxes                        -                 -
    Financed insurance premiums           -                 -
    Billings in excess of costs
     and estimated earnings on
     unbilled contracts                   -                 -
                                --------------    --------------
 Total pre-petition
   current liabilities          114,801,940.71    114,801,940.71
                                --------------    --------------

PRE-PETITION LIABILITIES -
  SUBJECT TO COMPROMISE
    Long-term debt, less
     current portion                      -                  -
    Other long-term liabilities           -                  -
                                --------------    --------------
Total pre-petition long-
  term liabilities                        -                  -
                                --------------    --------------
Total liabilities               114,801,940.71    114,831,464.53
                                --------------    --------------

STOCKHOLDERS' EQUITY:
 Common stock                             -                 -
 Preferred stock                          -                 -
 Paid-in-capital                          -                 -
 Retained earnings
   Through filing date                    -                 -
   Post filing date                       -          (482,024.10)
                                --------------    --------------
Total stockholders' equity                -          (482,024.10)
                                --------------    --------------
Total liabilities and
  stockholders' equity          114,801,940.71    114,349,440.43
                                ==============    ==============



                       Profit and Loss Statement
                       -------------------------

Case Names: Torch Express, LLC (05-10140)

                     UNCONSOLIDATED AND UNAUDITED

                                       Period of
                                    1/8/05 - 1/31/05
                                    ----------------

REVENUES                                       -

COST OF REVENUES

    Cost of Sales                        172,162.10
                                       ------------
GROSS PROFIT (DEFICIT)                  (172,162.10)

    Depreciation & Amortization          309,862.00

    General and Administrative Expenses        -

    Other Operating Cost                       -
                                       ------------

     TOTAL COST OF  REVENUES             309,862.00
                                       ------------

OPERATING INCOME (LOSS)                 (482,024.10)
                                       ------------
OTHER INCOME (EXPENSE)
    Interest expense                           -
    Interest income                            -
                                       ------------
      Total other income (expense)             -
                                       ------------

INCOME (LOSS) BEFORE INCOME TAXES       (482,024.10)
                                       ------------

INCOME TAX EXPENSE                             -
                                       ------------

NET INCOME(LOSS)                        (482,024.10)
                                       ============



                  Cash Receipts and Disbursements Statement
                  -----------------------------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005

Cash Reconciliation

1. Beginning Cash Balance                                   -

2. Cash Receipts                      -

3. Cash Disbursements                 -

4. Net Cash Flow                                            -
                                                      ----------
5. Ending Cash Balance                                      -
                                                      ==========

Cash Summary - Ending Balance

Account Name      Account #       Amount   Financial Institution
---------------   ------------ ----------- ---------------------
None applicable.
                                ----------
                       Total         -
                                ==========


                      Quarterly Fee Summary
                      ---------------------

Case Names: Torch Express, LLC (05-10140)

                          Cash Disbursements
            Payment Date Torch Offshore, Inc. Check No.  Date
                             (05-10140)
            ------------ -------------------- ---------  ----
            January                -
            February
            March
                              ----------
            Total 1st Quarter      -
                              ----------
            Quarterly Fee Due     250.00
                              ----------
            April
            May
            June
                              ----------
            Total 2nd Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------

            July
            August
            September
                              ----------
            Total 3rd Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------

            October
            November
            December
                              ----------
            Total 4th Quarter        -
                              ----------
            Quarterly Fee Due
                              ----------



               Cash Receipts and Disbursements Statement
               -----------------------------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005


Cash Receipts Journal

Date       Payee           Account         Amount    Description
                                                     (Source)
--------- -------------   ---------------- ------    -----------
None applicable.
                                           ------
                       Total Cash Receipts    -
                                           ======



                Cash Receipts and Disbursements Statement
                -----------------------------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005

Cash Disbursements Journal

    Date      Check No. Payee            Amount   Description
                                                   (Source)
    --------- -------- -------         ---------- -----------
None applicable.
                                       ----------
              Total Cash Disbursements      -
                                       ==========


                         Supporting Schedules
                         --------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005

Post-Petition Accounts Payable Aging Report
                                                     31-60  Over 90
                                                     -----  -------
                    Type                     0-30       61-90
-------------------------------------------- ----       -----
Vendor 003 / A R T  CATERING, INC  Type:
CATERI                                       8,855.82  -  -   -
Vendor 026 / Baker Lyman and Co., Inc.         132.97  -  -   -
Vendor 036 / Boland Marine                  14,000.00  -  -   -
Vendor 355 / Waste Mgmt. of South Louisiana    432.80  -  -   -
Vendor 421 / Saia Motor Freight Inc. Type:
FREIGH                                         604.50  -  -   -
Vendor 1065 / Sam Broussard Trucking Co.       455.76  -  -   -
Vendor 2427 / Stratos Offshore Service Type:
PHONE                                        4,519.97  -  -   -
                                            --------- --  --  --
                                            29,001.82  -  -   -
                                            ========= ==  ==  ==


                           Supporting Schedules
                           --------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005

Accounts Receivable Aging Report

     Account Name           0-30      31-60      61-90      Over 90
--------------------  ------------  ---------  ---------- ----------
ENERGY PARTNERS, LTD
                       156,327.08 1,452,872.48     -           -
--------------------  ------------  ---------  ---------- ----------
Total Receivables at
1/31/05                156,327.08 1,452,872.48     -           -
                      ============= ========== ========== ==========


                          Supporting Schedules
                          --------------------

Case Names: Torch Express, LLC (05-10140)

For Period: 1/8/2005 to 1/31/2005

Insurance Schedule

      Type           Carrier/Agent   Coverage($) Date of   Premium
                                                Expiration  Paid
------------    -------------------- ---------- ---------- -------
Worker's        LA Workers Comp Corp $1,000,000  1/26/06
Compensation

General         Steadfast Ins. Co.   $2,000,000  8/14/05
Liability

Property (Fire, LA Insurance         $146,000    7/13/05
Theft)          Underwriter
                Association

Vehicle         American Guarantee   $1,000,000  8/14/05
                and Liability

Excess          XL Specialty         $14,000,000 6/30/05
                Fireman's Fund
                Navigators

Primary Hull    XL Specialty          Various    6/30/05

Excess Hull     GCM Underwriting Pool Various    6/30/05

Protection &    American Steamship   $2,000,000  5/21/05
Indemnity       Owners Mutual P&I
                Association, Inc.

Pollution       Water Quality        $5,000,000  4/10/05
Liability       Insurance Syndicate

Equipment       Commonwealth         $9,493,579  4/10/05
Floater         Insurance Co. of
                America


Case Name:     Torch Express, L.L.C.
Case Number:   05-10140

                     NARRATIVE STATEMENT

      For Period  January 8, 2005  to  January 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch   Express,  L.L.C.  (the  "Company")  received   final
approval from the U.S. Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") of its debtor-
in-possession  financing  consisting  of  a   $6.9   million
revolving credit facility and a $2.0 million discretionary letter of credit facility (the "DIP Facility"). Regions Bank
and   Export  Development  Canada  are  providing  the   DIP
Facility. The DIP Financing, combined with the Company's cash from operations will provide funding for the Company's operations during the Chapter 11 process.

The Midnight Express was returned to the Company during the week of January 10, 2005 via a court order. The vessel remains in port at Braithwaite, Louisiana.

The Company is working on a strategy for its plan of reorganization.